[AMERICAN BEACON FUNDS LOGO]

    Supplement Dated November 4, 2008 to the Prospectus dated March 1, 2008

               Short-Term Bond Fund    Money Market Fund

                             PlanAhead Class

      As Supplemented on April 18, 2008, May 23, 2008, September 4, 2008,
         September 16, 2008, September 19, 2008, September 30, 2008,
                          and October 15, 2008
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The following information supplements the disclosure in the Prospectus for the above-referenced funds. It should be retained and read in conjunction with the Prospectus.

The section titled "Short-Term Bond Fund - Fees and Expenses" is hereby replaced with the following:


     Fees and Expenses
     -----------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Fund.

     Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)

     Management Fees (1)                      .20%
     Distribution (12b-1) Fees               0.00
     Other Expenses                          0.78
     Acquired Fund Fees and Expenses (2)     0.01
                                             -----
     Total Annual Fund Operating Expenses(3) 0.99%
                                             -----

     Expense Reimbursement/(Recoupment) (4)  0.45%

     Net Expenses                            0.54%


     (1) Management Fees have been restated to reflect current fees.
     (2) Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
     (3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
     (4) The Manager intends to reimburse the PlanAhead Class of the Fund for Other Expenses through February 28, 2009 to the extent that Total Annual Fund Operating Expenses exceed 0.54%. The voluntary expense reimbursement is subject to change at any time at the discretion of the Manager. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the PlanAhead Class of the Fund to exceed 0.54% The expense reimbursement excludes interest, taxes, brokerage commissions, and extraordinary expenses.

The sections titled "Money Market Fund - Fees and Expenses" and "Example" are hereby replaced with the following:


     Fees and Expenses
     ------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund. (1)

     Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)

     Management Fees                          0.09%
     Distribution (12b-1) Fees                0.00
     Other Expenses                           0.45
     Acquired Fund Fees and Expenses (2)      0.01
                                              -----
     Total Annual Fund Operating Expenses (3) 0.55%
                                              -----



     (1) Management fees and Other Expenses have been restated to reflect current fees and expenses. The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.
     (2) Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
     (3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $56
   3 Years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $176
   5 Years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $307
   10 Years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $689